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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 August 9, 1996


                        LORAL SPACE & COMMUNICATIONS LTD.
             (Exact name of registrant as specified in its charter)

   Islands of Bermuda           1-14180                    13-3867424
- ------------------------------------------------------------------------------
   (State or other            (Commission                 (IRS Employer
   jurisdiction of            File Number)               Identification
   incorporation)                                             Number)


           600 Third Avenue, New York, New York            10016
         (Address of principal executive offices)       (Zip Code)


               Registrant's telephone number, including area code:
                                 (212) 697-1105





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Item 5.  Other Events.

                  Pursuant to an Agreement dated as of August 9, 1996 (the "Agreement") among Loral Space & Communications Ltd. (the "Registrant" or "Loral SpaceCom"), Loral SpaceCom Corporation, Lehman Brothers Capital Partners II, L.P. ("Capital Partners"), Lehman Brothers Merchant Banking Portfolio Partnership L.P. ("Merchant Banking"), Lehman Brothers Offshore Investment Partnership L.P. ("Offshore Investment") and Lehman Brothers Offshore Investment Partnership-Japan L.P. ("Offshore Japan" and, together with Capital Partners, Merchant Banking and Offshore Investment, the "Lehman Partnerships"), on August 9, 1996, the Lehman Partnerships exchanged all of their shares of Series S Redeemable Preferred Stock of SS/L (Bermuda) Ltd., representing an effective 18.3% economic interest in Space Systems/Loral, Inc. ("SS/L"), for 7,500,000 newly issued shares of Loral SpaceCom common stock (the "Loral SpaceCom Shares"), 267,256 shares of common stock of Globalstar Telecommunications Limited previously held by Loral SpaceCom Corporation and $4 million in cash. As a result of this transaction, Loral SpaceCom has increased its effective economic interest in SS/L from 32.7% to 51%. The Agreement, a copy of which is filed as Exhibit 10.1 hereto, is hereby incorporated by reference herein.

                  In addition, on August 9, 1996, the Registrant entered into a Registration Rights Agreement dated as of August 9, 1996 (the "Registration Rights Agreement") with the Lehman Partnerships granting the Lehman Partnerships certain registration rights with respect to the Loral SpaceCom Shares. The Registration Rights Agreement, a copy of which is filed as Exhibit
10.2 hereto, is hereby incorporated by reference herein.


Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                   (c)     Exhibits.

Exhibit 10.1 Agreement dated as of August 9, 1996 among Loral Space & Communications Ltd., Loral SpaceCom Corporation, Lehman Brothers Capital Partners II, L.P., Lehman Brothers Merchant Banking Portfolio Partnership L.P., Lehman Brothers Offshore Investment Partnership L.P. and Lehman Brothers Offshore Investment Partnership-Japan L.P.


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Exhibit 10.2               Registration Rights Agreement dated as of August 9,
                           1996 among Loral Space & Communications Ltd.,
                           Lehman Brothers Capital Partners II, L.P., Lehman Brothers Merchant Banking Portfolio Partnership L.P., Lehman Brothers Offshore Investment Partnership L.P. and Lehman Brothers Offshore Investment Partnership-Japan L.P.



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LORAL SPACE & COMMUNICATIONS LTD.
                                                 (Registrant)


Date:  August 12, 1996                   By: /s/ Michael P. DeBlasio
                                                 Michael P. DeBlasio
                                                 Senior Vice President,
                                                 Finance


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                                  EXHIBIT INDEX


Exhibit                    Description
- -------                    -----------

Exhibit 10.1 Agreement dated as of August 9, 1996 among Loral Space & Communications Ltd., Loral SpaceCom Corporation, Lehman Brothers Capital Partners II, L.P., Lehman Brothers Merchant Banking Portfolio Partnership L.P., Lehman Brothers Offshore Investment Partnership L.P. and Lehman Brothers Offshore Investment Partnership-Japan L.P.

Exhibit 10.2 Registration Rights Agreement dated as of August 9, 1996 among Loral Space & Communications Ltd, Lehman Brothers Capital Partners II, L.P., Lehman Brothers Merchant Banking Portfolio Partnership L.P., Lehman Brothers Offshore Investment Partnership L.P. and Lehman Brothers Offshore Investment Partnership-Japan L.P.